SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

       Date of report (Date of earliest event reported): December 18, 1997




                          IPC INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




        DELAWARE                  0-25492                     58-1636502
----------------------       -------------------       -----------------------
    (State or other           (Commission File              (IRS Employer
    jurisdiction of               Number)                Identification No.)
     incorporation)



           WALL STREET PLAZA, 88 PINE STREET, NEW YORK, NEW YORK 10005 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 825-9060




                                      NONE
          (Former name or former address, if changed since last report)




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ITEMS 1 THROUGH 4, 6, 8 & 9.        NOT APPLICABLE

ITEM 5.  OTHER EVENTS.

         On December 18, 1997, IPC Information Systems, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and between the Company and Arizona Acquisition Corp., a Delaware corporation ("AAC"). The Merger Agreement provides, among other things, that AAC will be merged with and into the Company, with the Company being the surviving corporation (the "Merger"). The transaction is structured as a leveraged recapitalization.

         In addition, AAC entered into a Stockholders Agreement, dated as of December 18, 1997, with Richard P. Kleinknecht, Chairman of the Company, Peter
J. Kleinknecht, Vice Chairman of the Company, Russell G. Kleinknecht, Executive Vice President of the Company, and other family members, pursuant to which these individuals, subject to certain conditions, have agreed to vote in favor of the transaction all of the 6,952,768 shares owned by them. The 6,952,768 shares represent approximately 64.9% of the 10,715,119 shares of common stock outstanding of the Company on December 17, 1997.

         In connection with the execution of the Merger Agreement, a number of agreements, which are described below, were executed concurrently therewith and each will become effective upon the consummation of the Merger.

         The Company, Cable Systems Holding, LLC, a Delaware limited liability company and a shareholder of AAC, Richard P. Kleinknecht, David Walsh and Anthony Servidio entered into an Investors Agreement, dated as of December 18, 1997, which will govern the parties' rights, duties and obligations, as the principal shareholders of the surviving company, after the Merger.

         The Company, International Exchange Networks, Ltd., a Delaware corporation and an 80%-owned subsidiary of the Company ("IXNET"), David Walsh and Anthony Servidio entered into a Share Exchange and Termination Agreement, dated as of December 18, 1997, pursuant to which Mr. Walsh and Mr. Servidio will exchange 336 shares and 224 shares, respectively, of common stock, par value $0.01 per share, of IXNET in exchange for 152,381 shares and 101,587 shares, respectively, of common stock, par value $0.01 per share, of the Company immediately following the closing of the Merger.

         In addition, the Company entered into an Amended and Restated Labor Pool Agreement, dated as of December 18, 1997, with Kleinknecht Electric Company, Inc. (NY) ("KEC-NY") and an Amended and Restated Labor Pool Agreement, dated as of December 18, 1997, with Kleinknecht Electric Company, Inc. (NJ) ("KEC-NJ"), pursuant to which the Company agreed to continue to employ workers represented by two labor unions on a pooled based, and under the terms of each of KEC-NY's and KEC-NJ's respective collective bargaining agreements. KEC-NY, KEC-NJ and the Company also entered into an Amended and Restated Corporate Opportunity Agreement, dated as of December 18, 1997, pursuant to which KEC-NY and KEC-NJ each agrees not to bid for or accept any job requiring the performance of "Cabling Work" (as defined therein)


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if the Company has notified in writing the applicable party to said agreement that the Company intends to bid for such job. The agreement also provides that the Company, in its sole discretion, may continue to refer to KEC-NY and KEC-NJ opportunities which the Company may from time to time identify for electrical contracting work related to Cabling Work bid on by the Company.

         Also in connection with the execution of the Merger Agreement, the Company entered into with Richard P. Kleinknecht and Peter J. Kleinknecht, and IXNET entered into with David Walsh and Anthony Servidio, Amended and Restated Employment Agreements, each dated as of December 18, 1997. The agreement with Richard P. Kleinknecht provides that he will serve as Vice Chairman of the Company and, among other things, will receive stock options upon the closing of the Merger. The agreement with Peter J. Kleinknecht provides that he will serve as an employee of the Company and, among other things, will receive stock options upon the closing of the Merger. The agreement with David Walsh provides, among other things, that he will serve as Chief Executive Officer and Chairman of the Board of Directors of IXNET. The agreement with Anthony Servidio provides, among other things, that he will serve as Executive Vice President, Sales, of IXNET.

         The Company issued a press release dated December 19, 1997 publicly announcing the Merger and describing the transaction.

         The Company hereby incorporates by reference the Merger Agreement attached hereto as Exhibit 2.1, the Stockholders Agreement attached hereto as
Exhibit 2.2, the Amended and Restated Employment Agreements with Richard P. Kleinknecht and Peter J. Kleinknecht attached hereto as Exhibits 10.2.2 and 10.3.2, respectively, the Amended and Restated Labor Pool Agreements attached as Exhibits 10.8.1 and 10.9.1, respectively, the Amended and Restated Corporate Opportunity Agreement attached hereto as Exhibit 10.10.1, the Investors Agreement attached hereto as Exhibit 10.15, the Share Exchange and Termination Agreement attached hereto as Exhibit 10.16, the Amended and Restated Employment Agreements with David Walsh and Anthony Servidio attached hereto as Exhibits
10.17 and 10.18, respectively, and the press release attached hereto as Exhibit 99, each made a part hereof, into this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c) Exhibits. The following Exhibits are filed as part of this report:


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    EXHIBIT NO.                                  DESCRIPTION
    -----------                                  -----------

        2.1 Agreement and Plan of Merger, dated as of December 18, 1997, by and between IPC
                            Information Systems, Inc. and Arizona
                            Acquisition Corp.

        2.2                 Stockholders Agreement, dated as of
                            December 18, 1997 by and among Arizona
                            Acquisition Corp., Richard P. Kleinknecht,
                            Peter J. Kleinknecht, Russell G. Kleinknecht and other stockholders signatory thereto.

       10.2.2 Amended and Restated Employment Agreement, dated as of December 18, 1997, by and between Richard P. Kleinknecht and IPC Information Systems, Inc.

       10.3.2 Amended and Restated Employment Agreement, dated as of December 18, 1997, by and between Peter J. Kleinknecht and IPC Information Systems, Inc.

       10.8.1 Amended and Restated Labor Pool Agreement, dated as of December 18, 1997, by and between Kleinknecht Electric Company, Inc. (NY) and IPC Information Systems, Inc.

       10.9.1 Amended and Restated Labor Pool Agreement, dated as of December 18, 1997, by and between Kleinknecht Electric Company, Inc. (NJ) and IPC Information Systems, Inc.

      10.10.1 Amended and Restated Corporate Opportunity Agreement, dated as of December 18, 1997, by and among Kleinknecht Electric Company, Inc. (NY), Kleinknecht Electric Company, Inc. (NJ) and IPC Information Systems, Inc.

       10.15 Investors Agreement, dated as of December 18, 1997, by and among, IPC Information Systems, Inc., Cable Systems Holding, LLC, Richard P. Kleinknecht, David Walsh and Anthony Servidio.



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       10.16                Share Exchange and Termination Agreement, dated as
                            of December 18, 1997, by and among, IPC Information Systems, Inc., International Exchange Network Ltd., David Walsh and Anthony Servidio.

       10.17                Amended and Restated Employment
                            Agreement, dated as of December 18, 1997, by and between David Walsh and International Exchange Networks, Ltd.

       10.18                Amended and Restated Employment
                            Agreement, dated as of December 18, 1997, by and between Anthony Servidio and International Exchange Networks, Ltd.

         99                 Press Release issued on December 19, 1997.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IPC INFORMATION SYSTEMS, INC.


                                        By:  /s/ Terry Clontz
                                           ------------------------------------
                                           Terry Clontz
                                           President and Chief Executive Officer


Dated: December 24, 1997



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                                  EXHIBIT INDEX



          EXHIBIT                                DESCRIPTION
          -------                                -----------

            2.1 Agreement and Plan of Merger, dated as of December 18, 1997, by and between IPC
                            Information Systems, Inc. and Arizona
                            Acquisition Corp.

            2.2 Stockholders Agreement, dated as of December 18, 1997, by and among Arizona Acquisition Corp., Richard P. Kleinknecht, Peter J. Kleinknecht, Russell G. Kleinknecht and other stockholders signatory thereto.

           10.2.2 Amended and Restated Employment Agreement, dated as of December 18, 1997, by and between Richard P. Kleinknecht and IPC Information Systems, Inc.

           10.3.2 Amended and Restated Employment Agreement, dated as of December 18, 1997, by and between Peter J. Kleinknecht and IPC Information Systems, Inc.

           10.8.1 Amended and Restated Labor Pool Agreement, dated as of December 18, 1997, by and between Kleinknecht Electric Company, Inc. (NY) and IPC Information Systems, Inc.

           10.9.1 Amended and Restated Labor Pool Agreement, dated as of December 18, 1997, by and between Kleinknecht Electric Company, Inc. (NJ) and IPC Information Systems, Inc.

          10.10.1           Amended and Restated Corporate
                            Opportunity Agreement, dated as of
                            December 18, 1997, by and among
                            Kleinknecht Electric Company, Inc. (NY),
                            Kleinknecht Electric Company, Inc. (NJ)
                            and IPC Information Systems, Inc.



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           10.15            Investors Agreement, dated as of December
                            18, 1997, by and among, IPC Information
                            Systems, Inc., Cable Systems Holding,
                            LLC, Richard P. Kleinknecht, David Walsh and Anthony Servidio.

           10.16 Share Exchange and Termination Agreement, dated as of December 18, 1997, by and among, IPC Information Systems, Inc., International Exchange Network Ltd., David Walsh and Anthony Servidio.

           10.17            Amended and Restated Employment
                            Agreement, dated as of December 18, 1997, by and between David Walsh and International Exchange Networks, Ltd.

           10.18            Amended and Restated Employment
                            Agreement, dated as of December 18, 1997, by and between Anthony Servidio and International Exchange Networks, Ltd.

             99             Press Release issued on December 19, 1997.




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